Exhibit 99.1

February 28, 2022

Via Email

American Campus Communities, Inc.

12700 Hill Country Blvd.

Suite T-200

Austin, Texas 78738

Attn: Cydney Donnell

Chair of the Board of Directors

Dear Ms. Donnell:

As you know, on February 15, 2022, Land & Buildings Investment Management, LLC (“Land & Buildings” or “we”) submitted an offer to acquire American Campus Communities, Inc. (“ACC” or the “Company”) for $57.00 per share in cash (the “Offer”). We are extremely disappointed that rather than engage with us following our Offer, the Board of Directors (the “Board”) chose to once again publicize our letter and make inappropriate and false statements regarding our Offer, our engagement to date and Land & Buildings’ intentions. Contrary to the Company’s assertions, our Offer was not a “faux bid”, and we are prepared to finance and consummate a transaction.

To that end, and setting aside our serious concerns with the Board’s actions, we remain committed to moving forward with our Offer and working collaboratively with the Board to consummate a transaction that we truly believe represents the best means for ACC shareholders to maximize the value of their shares. We are prepared to move forward in an expeditious and friendly manner and hope ACC is willing to do the same.

Accordingly, attached hereto as Exhibit A is a proposed Confidentiality Agreement that Land & Buildings is prepared to immediately enter into with the Company in order to begin the due diligence process. Upon signing the Confidentiality Agreement, Land & Buildings is also prepared to disclose the identity of its financial advisor, who would work with Land & Buildings and the Company and its advisors to help structure the transaction.

As we mentioned in our Offer, we have had discussions with several debt and equity financing sources regarding this matter, including financial institutions, and they are highly confident of their ability to provide appropriate financing commitments at the time of execution of a definitive merger agreement. As we also mentioned in our Offer, our interest in acquiring ACC is based on publicly available information. If as a result of our due diligence we find evidence of additional value inherent in the Company based on operating results, synergies or otherwise, we would be willing to upwardly adjust the offer price to reflect such additional value.

We strongly urge the Board to immediately engage with us and take our Offer seriously. Should the Board continue to ignore our valid Offer, we intend to evaluate all of our options and take any actions that we deem necessary with respect to ACC. Please contact me at (203) 987-5830 or jonathan.litt@landandbuildings.com to further discuss.

Very truly yours,

Land & Buildings Investment Management, LLC

By:/s/ Jonathan Litt

Name: Jonathan Litt

Title: Managing Principal

Exhibit A

Confidentiality Agreement

February [ ], 2022

CONFIDENTIAL

Land & Buildings Investment Management, LLC

1 Landmark Square, 17th Floor

Stamford, CT 06901

Attention: Jonathan Litt

Dear Mr. Litt:

American Campus Communities, Inc. (the “Company”) may make available to Land & Buildings Investment Management, LLC (“you” and together with the Company, the “parties”) certain information that is proprietary, non-public or confidential concerning the Company or its affiliates. In connection with the foregoing, the parties hereby agree as follows:

1.

Until the Expiration Time (as defined below), you will treat confidentially and not disclose to any person (other than your Representatives (as defined below), in accordance with paragraph 3) any information (whether oral, written, electronic or otherwise) that the Company or its Representatives furnishes to you or your Representatives on or after the date hereof concerning or relating to the Company or its affiliates, together with all analyses, summaries, notes, forecasts, studies, data and other documents and materials in any form prepared by you or your Representatives to the extent they contain or reflect, or are generated from or based on, any such information (such information collectively referred to herein as the “Confidential Information”), and you will, and will direct your Representatives to, take or abstain from taking certain other actions as set forth herein.

2.

The term “Confidential Information” does not include information that (a) is already in your or your Representatives’ possession prior to receiving such information from the Company or its Representatives hereunder, provided that the source of such information is not known by you to be subject to a legal, fiduciary or contractual obligation to the Company prohibiting such disclosure, (b) is or becomes generally available to the public other than as a result of a disclosure by you or your Representatives in violation of the terms hereof, (c) is or becomes available to you or your Representatives on a non-confidential basis from a source other than the Company or its Representatives, provided that such source is not known by you to be bound by a legal, fiduciary or contractual obligation to the Company prohibiting such disclosure or (d) has been or is independently conceived or developed by you or your Representatives without reference to or use of any Confidential Information. The Company agrees that the Confidential Information shall only include information provided on or after the date hereof and prior to the Expiration Time, and shall not include any material non-public information of any person other than the Company and its Representatives, and the Company shall not, and shall direct its Representatives not to, furnish to you or your Representatives any such information.

3.

Notwithstanding anything to the contrary herein, you may disclose Confidential Information to your Representatives (a) who need to know such information for the purpose of advising you with respect to the evaluation of, and participation in discussions with, the Company and (b) who are advised of the confidential nature of the Confidential Information and directed to keep such information confidential in accordance with the terms hereof. You will be responsible for any breach of this letter agreement by you or your Representatives. The Confidential Information shall remain the property of the Company, and disclosure to you or your Representatives shall not confer on you or your Representatives any rights with respect to such Confidential Information other than rights specifically set forth in this letter agreement.

4.

Notwithstanding anything herein to the contrary, you and your Representatives may disclose Confidential Information without liability under this letter agreement to the extent such disclosure is, upon the advice of your legal counsel, requested or required in connection with a legal, judicial, regulatory or administrative investigation or proceeding, by oral questions, interrogatories, requests for information or documents, subpoena, court order, civil investigative demand or similar legal, judicial, regulatory or administrative process, or otherwise required pursuant to applicable law or regulation, provided that you promptly notify (except to the extent such notice would be legally prohibited) the Company in writing so that the Company may, at the Company’s sole expense, seek a protective order or other appropriate remedy and/or waive compliance with this letter agreement (and in which event you shall reasonably cooperate with the Company in connection with, and you and your Representatives shall not oppose, action by the Company to obtain, at the Company’s sole expense, a protective order or other relief to prevent the disclosure of the Confidential Information). Notwithstanding the foregoing, no such notice shall be required in the case of disclosure required by a routine audit or regulatory or administrative review not specifically related to the Company or your interactions with the Company. For the avoidance of doubt, it is understood that there shall be no legal requirement to disclose any Confidential Information by virtue of the fact that, absent such disclosure, you and your Representatives would be prohibited from purchasing, selling or engaging in derivative or other voluntary transactions with respect to the Company or its common stock.

5.

You hereby acknowledge that you are aware, and that you will advise your Representatives who become aware of the matters that are the subject of this letter agreement, that the United States securities laws may prohibit any person who has received from an issuer material, non-public information from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

6.

The Company acknowledges and agrees that at or prior to the Expiration Time, all material non-public information (if any) included in the Confidential Information disclosed to you or any of your Representatives hereunder will be publicly disclosed by or on behalf of the Company or will no longer constitute material non-public information that would restrict you or your Representatives from purchasing, selling or otherwise trading any securities of the Company or any derivatives of such securities in compliance with applicable securities laws.

7.

You understand that neither the Company nor any of its Representatives have made or make any express or implied representation or warranty as to the accuracy or completeness of the Confidential Information, and the Company and its Representatives expressly disclaim any and all liability to you or your Representatives or any other person that may be based upon, relate to, result from or arise from (a) the use of or reliance on Confidential Information by you or any of your Representatives or (b) any errors therein or omissions therefrom.

8.

At the written request of the Company, you shall promptly, and in any event within 10 business days of such request, at your election, either (a) deliver to the Company all written or electronic Confidential Information received from or on behalf of the Company or (b) destroy all such written or electronic Confidential Information, in each case then in your or your Representatives’ possession. Notwithstanding the foregoing, the obligation to return or destroy Confidential Information shall not cover information that is (x) automatically maintained on routine computer system backup storage devices, (y) retained pursuant to bona fide internal document retention policies or (z) retained to the extent necessary to comply with applicable rules, laws, regulations or professional standards; provided that such materials referenced in this sentence shall remain subject to confidentiality obligations under this letter agreement applicable to Confidential Information.

9.

It is understood and agreed that no failure or delay by a party in exercising any right, power or privilege under this letter agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

10.

Each party agrees that the other party may be irreparably injured by a breach of this letter agreement by such party or its Representatives and that money damages may be an inadequate remedy for an actual or threatened breach of this letter agreement because of the difficulty of ascertaining the amount of damage that may be suffered by such party in the event that this letter agreement is breached. Therefore, each party agrees to the right to seek specific performance of this letter agreement and injunctive or other equitable relief in favor of the other party as a remedy for any such breach, without proof of actual damages. Each party further agrees to waive any requirement for the securing or posting of any bond in connection with any such remedy. Such remedy shall not be deemed to be the exclusive remedy for either party or its Representatives’ breach of this letter agreement, but shall be in addition to all other remedies available at law or equity to such party.

11.

This letter agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns. This letter agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all previous agreements, written or oral, between the parties or their respective affiliates relating to the subject matter hereof. No modifications of this letter agreement or waiver of the terms and conditions hereof will be binding unless approved in writing by both of the parties. You may not assign this letter agreement, in whole or in part, without the prior written consent of the Company.

12.

If any term, provision, covenant or restriction of this letter agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this letter agreement shall remain in full force and effect to the fullest extent permitted by law and shall in no way be affected, impaired or invalidated.

13.

Each of the parties (a) irrevocably and unconditionally submits to the exclusive jurisdiction of the Delaware Court of Chancery (or, only if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, the federal, or other state courts located in Wilmington, Delaware), (b) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from any such courts, (c) agrees that any actions or proceedings arising in connection with this letter agreement or the transactions contemplated by this letter agreement shall be brought, tried, and determined only in such courts, (d) waives any claim of improper venue or any claim that those courts are an inconvenient forum and (e) agrees that it will not bring any action relating to this letter agreement or the transactions contemplated hereunder in any court other than the aforesaid courts.

14.

For purposes of this letter agreement, (a) the term “Representatives” means, with respect to a person, its affiliates, and its and their respective partners, directors, managers, officers, employees, agents, advisors and representatives (including but not limited to attorneys, accountants, consultants and financial advisors), in each case who actually receive Confidential Information and are acting on behalf of such person or its affiliates, (b) the term “affiliate” has the meaning set forth in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provided that “affiliates” of a person shall not include any entity, solely by reason of the fact that one or more of such person’s employees or principals serves as a member of its board of directors or similar governing body, unless such person otherwise controls such entity (as the term “control” is defined in Rule 12b-2 3promulgated under the Exchange Act), provided, further, that in each case so long as such person is not furnished with Confidential Information by or on behalf of you or your Representatives, your “affiliates” shall not include any portfolio operating company (as such term is understood in the private equity industry) of any of you or your affiliates, (c) the term “person” shall be broadly interpreted to include the media and any corporation, partnership, group, individual or other entity, and (d) the term “Third Party Definitive Agreement” shall mean any person or group of persons (other than you) entering into a definitive agreement with the Company providing for (i) a tender or exchange offer, merger or other business combination or extraordinary transaction providing for such third party’s acquisition of at least a majority in voting power of the Company’s outstanding shares or (ii) a sale, lease, exchange or other disposition of all or substantially all of the assets of the Company and its subsidiaries (determined on a consolidated basis).

15.

This letter agreement may be executed in counterparts, each of which shall be deemed to be an original, but both of which shall constitute the same agreement. Signatures to this letter agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (.pdf) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

16.

Except as otherwise expressly provided herein, this letter agreement shall expire and be of no further force or effect from and after the earliest to occur of (a) the date that is six (6) months following the date hereof, (b) the date the Company publicly announces its entry into a Third Party Definitive Agreement, and (c) the date any person or group of persons (other than you) commences, or announces the commencement of, a tender or exchange offer with respect to all or a majority of the outstanding common stock of the Company which offer has not been publicly rejected by the Board of Directors within ten (10) business days of the public announcement or commencement of such tender or exchange offer. The expiration of this letter agreement will not, however, affect the liability of any party hereto for any prior breach of any provision hereof prior to such termination.

[Signature Page Follows]

If you are in agreement with the foregoing, please so indicate by signing and returning one copy of this letter agreement, which will constitute our agreement with respect to the matters set forth herein.

Very truly yours,

AMERICAN CAMPUS COMMUNITIES, INC.

By:

Name:

Title:

Accepted, Confirmed and Agreed:

LAND & BUILDINGS INVESTMENT MANAGEMENT, LLC

By:

Name: Jonathan Litt

Title: Managing Principal